SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2003


                              NORTH VALLEY BANCORP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    0-10652                 94-2751350
(State or other jurisdiction of      (File Number)          (I.R.S. Employer
        incorporation)                                    identification number)


                    300 Park Marina Circle, Redding, CA 96001
               ---------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
                                 --------------
              (Registrant's telephone number, including area code)

      Item 5: Other Events

      On September 2, 2003, the registrant issued a Press Release declaring a cash dividend to shareholders for the 3rd Quarter. Attached hereto as Exhibit
99.47 and incorporated herein by this reference is said Press Release dated September 2, 2003..

      Item 7: Financial Statements and Exhibits

         (c)  Exhibits
                       --------

     (99.47)  News Release of North Valley Bancorp dated September 2, 2003
              ------------------------------------------------------------



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NORTH VALLEY BANCORP


                                       By: /s/ EDWARD J. CZAJKA
                                           -------------------------------------
                                           Edward J. Czajka
Dated:  September 2, 2003                  EVP & CFO


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